UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

INVITAE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 16th Street, San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

(415) 374-7782

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NVTA	The New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Invitae Corporation (the “Company”) held a special meeting of its stockholders on October 1, 2020. The matters voted upon at the special meeting and the preliminary results of those votes are set forth below.

These results are preliminary estimates only and are subject to change based on the certification of the voting results by the Inspector of Election for the special meeting. The Company will file an amendment to this Current Report on Form 8-K to disclose the final, certified voting results after receiving such results from the Inspector of Election.

1.

The adoption of the Agreement and Plan of Merger and Plan of Reorganization, dated as of June 21, 2020, by and among the Company, Apollo Merger Sub A Inc., Apollo Merger Sub B LLC, ArcherDX, Inc. (“ArcherDX”) and Kyle Lefkoff, solely in his capacity as holders’ representative, and the approval of the merger contemplated thereby (the “Merger”), were approved.

For	Against	Abstain
89,216,818	68,764	124,507

2.

The issuance of up to an aggregate of approximately 16.3 million shares of the Company’s common stock in a private placement to accredited investors, and the issuance of warrants to purchase 1.0 million shares of the Company’s common stock in connection with a new senior secured term loan facility, were approved.

For	Against	Abstain
89,084,567	175,423	150,099

3.

The adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to approve Proposal 1, was approved.

For	Against	Abstain
84,748,867	4,496,663	164,559

Sufficient votes were received to approve Proposal 3, but such an adjournment was not necessary in light of the approval of Proposal 1.

Item 8.01	Other Events.

The Company currently expects to close the Merger with ArcherDX on October 2, 2020.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K, other than purely historical information, are “forward-looking statements.” Forward-looking statements include, but are not limited to, the timing and expected completion of the Merger. Forward-looking statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with the ability to consummate the Merger. Therefore, you should not rely on any of these forward-looking statements. There can be no assurance that the Merger will in fact be completed in the manner described or at all. Forward-looking statements speak as of the date hereof, and the Company disclaims any obligation to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2020

INVITAE CORPORATION

By:	/s/ Thomas R. Brida
Thomas R. Brida
General Counsel